ARTHUR ANDERSEN & CO. SC


February 25, 1997

Mr. Leonard Schrift
Chief Financial Officer
Greenstone Roberts Advertising, Inc.
One Huntington Quadrangle
Melville, New York 11747

Dear Len:

This is to confirm that the client-auditor relationship between Greenstone Roberts Advertising, Inc. (Commission File Number 000-17468) and Arthur Andersen LLP has ceased.

Very truly yours,


/s/ Arthur Andersen LLP
ARTHUR ANDERSEN LLP

Copies to:
Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, N.W.
Washington, DC 10549

                            ARTHUR ANDERSEN & CO. SC

February 25, 1997



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


We have read Item 4 included in the attached Form 8-K dated February 19, 1997 of Greenstone Roberts Advertising, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.


/s/ Arthur Andersen LLP
ARTHUR ANDERSEN LLP